                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)December 19, 2008
                                                --------------------------------

                           MACC PRIVATE EQUITIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

DELAWARE                            0-24412                     42-1421406
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)

580 Second Street, Suite 102, Encinitas, California               92024
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (760) 479-5080
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

   Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

    Soliciting  0aterial pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

    Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

         Item 8.01  Other Events.

     The  Registrant  issued a press release on December 19, 2008  regarding its results from operations for fiscal year 2008.

     A copy of the press release has been filed with this Current Report on Form
8-K as Exhibit 99.1, and is incorporated herein by reference.

         Item 9.01.  Financial Statements and Exhibits.

         (d)      Exhibits

                  99.1     Press Release dated December 19, 2008.

                                   SIGNATURES

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  December 19, 2008

                                                 MACC PRIVATE EQUITIES INC.

                                                  By: /s/ Travis T. Prentice
                                                     ---------------------------
                                                     Travis T. Prentice
                                                     President and CEO

                                  Exhibit Index
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Exhibit
Number            Description
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99.1              Press Release dated December 19, 2008.